Exhibit 10.03b

EXECUTION COPY

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT AND

AMENDMENT NO. 1 TO AMENDED AND RESTATED SECURITY AGREEMENT

AMENDMENT NO. 3 TO THE AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT NO. 1 TO THE AMENDED AND RESTATED SECURITY AGREEMENT, dated as of March 31, 2008 (this “Amendment”), by and among STEEL DYNAMICS, INC., an Indiana corporation (the “Borrower”), the banks, financial institutions and other lenders listed on the signature pages hereof, NATIONAL CITY BANK (“National City”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as co-administrative agents, NATIONAL CITY, as paying agent (“Paying Agent”) and BANC OF AMERICA SECURITIES LLC (“BAS”), as sole lead arranger and sole bookrunner (in such capacity, the “Lead Arranger”).

PRELIMINARY STATEMENTS:

(1)          The Borrower, the lenders listed on the signature pages thereto, National City, as collateral agent (the “Collateral Agent”), National City and Wells Fargo, as co-administrative agents, National City as paying agent, Bank of America, N.A. (“Bank of America”), General Electric Capital Corporation, Fifth Third Bank and BMO Capital Markets Financing, Inc., as Documentation Agents, Bank of America and National City, as syndication agents, and BAS and National City, as joint lead arrangers are parties to that certain Amended and Restated Credit Agreement dated as of June 19, 2007, as amended by Amendment No. 1 dated as of July 11, 2007 and as further amended by Amendment No. 2 dated as of September 11, 2007 (as supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)          In connection with the consummation of the transactions contemplated in the Credit Agreement, the Borrower, the Collateral Agent and each of the other Loan Parties entered into that certain Amended and Restated Security Agreement dated as of June 19, 2007 (as supplemented or otherwise modified prior to the date hereof, the “Security Agreement”)

(3)          The Borrower has requested that the Lenders and certain Persons that will become Lenders pursuant to this Amendment commit to increase the commitments of the Term A Facility and the Revolving Credit Facility in accordance with Section 2.17 of the Credit Agreement on the terms and conditions hereinafter set forth and as otherwise provided in the Credit Agreement, and (a) the Term A Lenders and Revolving Credit Lenders listed on the signature pages hereto as an “Increasing Term A Lender” or “Increasing Revolving Credit Lender”, respectively, have agreed to make Additional Term A Advances and/or to increase their Revolving Credit Commitments, as the case may be, (the Lenders referred to in this clause (a) being, the “Increasing Lenders”) and (b) the Persons listed on the signature pages hereof as “Additional Term A Lenders” have agreed to make Additional Term A Advances and the Persons listed as “Additional Revolving Credit Lenders” (the Persons referred to in this clause (b) being, the “Additional Lenders”)  have agreed to provide additional Revolving Credit Commitments to the Borrower on the terms and subject to the conditions hereinafter set forth and as otherwise provided in the Credit Agreement.

(4)          The Borrower has also requested that the Required Lenders amend the Credit Agreement and the Security Agreement in certain respects, and the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement and the Security Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                                Incremental Facility Increases and Related Amendments.  Upon, and subject to, the occurrence of the Increase Effective Date (as defined in Section 6(a) below), the Credit Agreement is hereby amended as follows:

(a)                      Section 1.01 is hereby amended by inserting therein after the defined term “Amendment No. 2 Effective Date” and before the defined term “Applicable Lending Office” the following defined terms:

“ “Additional Revolving Credit Commitments” means, with respect to any Increasing Revolving Credit Lender at any time commencing with the Amendment No. 3 Increase Date, the amount set forth opposite such Lender’s name as it “Revolving Credit Commitment” or “Increase in Revolving Credit Commitment”, as applicable, on Schedule 1 to Amendment No. 3.”

“ “Additional Term A Advances” has the meaning specified in Section 2.01(e).”

“ “Additional Term A Borrowing” means a borrowing consisting of simultaneous Additional Term A Advances of the same Type made by the Increasing Term A Lenders.”

“ “Additional Term A Commitments” means the commitment of Increasing Term A Lenders to make Additional Term A Advances on the Amendment No. 3 Increase Date in the amount set forth opposite each Increasing Term A Lender’s name under the heading “Additional Term A Commitment” on Schedule 1 to Amendment No. 3.”

“ “Amendment No. 3” means that certain Amendment No. 3 to this Agreement dated as of March 31, 2008 by and among the Borrower, National City, Wells Fargo, the Lead Arranger, Increasing Lenders, Term A Lenders and Revolving Credit Lenders listed on the signature pages thereto.”

“ “Amendment No. 3 Effective Date” means the date on which the Paying Agent notifies the Borrower that all conditions set forth in Section 6(b) of Amendment No. 3 have been satisfied.”

“ “Amendment No. 3 Increase Date” means the date on which the Paying Agent notifies the Borrower that all conditions set forth in Section 6(a) of Amendment No. 3 have been satisfied.”

(b)                     Section 1.01 is hereby amended by inserting therein after the defined term “Hedge Bank” and before the defined term “Incremental Facility” the following defined term:

“ “Increasing Lenders” means each Increasing Term A Lender and Increasing Revolving Credit Lender.”

“ “Increasing Revolving Credit Lender” means each Revolving Credit Lender that has executed and delivered Amendment No. 3 in the capacity of an “Increasing Revolving Credit Lender” or “Additional Revolving Credit Lender”.”

“ “Increasing Term A Lender” means each Term A Lender that has executed and delivered Amendment No. 3 in the capacity of an “Increasing Term A Lender” or “Additional Term A Lender”.”

(c)                      The definition of “Lenders” in Section 1.01 is hereby amended by inserting therein immediately after the comma and before the phrase “the Initial Lenders” the phrase “the Increasing Lenders,”.

(d)                     The definition of “Revolving Credit Commitment” is hereby amended by inserting at the end of such definition, immediately before the period, the phrase “and “Revolving Credit Commitments” includes, for the avoidance of doubt, the Additional Revolving Credit Commitments.”

(e)                      The definition of “Term A Advance” is amended and restated in its entirety to read as follows:

“Term A Advance” means the collective reference to the advances made pursuant to Section 2.01(d) and the Additional Term A Advances made pursuant to Section 2.01(e).

(f)                        The definition of “Term A Commitment” is amended by inserting at the end of such definition, immediately before the period, the phrase “or increased pursuant to Section 2.17, and “Term A Commitments” includes, for the avoidance of doubt, the Additional Term A Commitments.”

(g)                     Section 2.01(d) is hereby amended by deleting therefrom the parenthetical “(a “Term A Advance”).

(h)                     Section 2.01 is hereby further amended by inserting therein a new clause (e) to read as follows:

“(e)                            The Additional Term A Advances.  Each Increasing Term A Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (an “Additional Term A Advance”) to the Borrower on the Amendment No. 3 Increase Date in an amount not to exceed such Lender’s Additional Term A Commitment at such time.  The Additional Term A Borrowing shall consist of Additional Term A Advances made simultaneously by the Increasing Term A Lenders ratably according to their Additional Term A Commitments.  Amounts borrowed under this Section 2.01(e) and repaid or prepaid may not be reborrowed.”

(i)                         Section 2.04 is amended by adding a new clause (e) thereto, to read as follows:

(a)                                  Additional Term A Advances.  The Borrower shall repay to the Paying Agent for the ratable account of the Increasing Term A Lenders the aggregate outstanding principal amount of the Additional Term A Advances on the following dates in an amount equal to the percentage set forth below for such date of the aggregate outstanding principal amount of the Additional Term A Advance as of the Amendment No. 3 Increase Date (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):

Date	Percentage
June 30, 2008	2.50%
September 30, 2008	2.50%
December 31, 2008	2.50%
March 31, 2009	2.50%

June 30, 2009	2.50%
September 30, 2009	2.50%
December 31, 2009	2.50%
March 31, 2010	2.50%
June 30, 2010	2.50%
September 30, 2010	2.50%
December 31, 2010	2.50%
March 31, 2011	2.50%
June 30, 2011	2.50%
September 30, 2011	2.50%
December 31, 2011	2.50%
March 31, 2012	2.50%
June 19, 2012	60.00%

provided, however, that the final principal installment shall be repaid on the Termination Date and in any event shall be in an amount equal to the aggregate principal amount of the Additional Term A Advances outstanding on such date.

(j)                         Schedule I to the Credit Agreement is hereby supplemented by adding the table attached as Schedule I to this Amendment to such Schedule.

SECTION 2.                                Lender Agreements to Increase.  Each Revolving Credit Lender that executes and delivers this Amendment in the capacity of an “Increasing Revolving Credit Lender” (each, an “Increasing Revolving Lender”) or an “Additional Revolving Credit Lender” (each, an “Additional Revolving Lender”) hereby agrees that upon, and subject to, the occurrence of the Increase Effective Date, such Lender’s “Revolving Credit Commitment” under the Credit Agreement shall be increased as contemplated by Section 2.17 of the Credit Agreement by the amount set forth opposite such Lender’s name under the heading “Increase in Revolving Credit Commitment” on Schedule 1 to this Amendment (an “Increase in Revolving Credit Commitment”) and, in the case of an Additional Revolving Lender, that such Lender shall be deemed to be a “Revolving Credit Lender” for all purposes under the Credit Agreement and shall have a “Revolving Credit Commitment” equal to the amount set forth opposite its name on Schedule 1 to this Amendment.  From and after the Increase Effective Date, each reference in the Credit Agreement to a Revolving Credit Lender’s Revolving Credit Commitment shall mean, (a) with respect to an Increasing Revolving Lender, its Revolving Credit Commitment as increased pursuant to this Amendment and (b) with respect to an Additional Revolving Lender, its Revolving Credit Commitment as set forth opposite its name on Schedule 1 to this Amendment.

SECTION 3.                                Additional Amendments to the Credit Agreement.  Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 6(b) below, the Credit Agreement is hereby amended as follows:

(a)                      The definition of “Excluded Subsidiary” in Section 1.01 is hereby amended by inserting therein immediately after the phrase “each of” and immediately before the phrase “Paragon Steel Enterprises LLC” contained therein the following:

“Speedbird Aviation, LLC, an Indiana limited liability company,”.

(b)                     Section 2.17(a) is hereby amended by substituting for the phrase “exceed $350,000,000” where it appears in the first proviso thereto the phrase “incurred after the Amendment No. 3 Increase Date exceed $250,000,000”.

(c)                      Section 2.17(f) is hereby amended by deleting the phrase “and the drawings permitted thereunder” appearing in clause (ii) contained therein and substituting in lieu thereof the phrase “and the drawings thereunder on the relevant Incremental Facility Effective Date”.

(d)                     Section 5.01(j) is hereby amended by deleting the phrase “15 days” each time it appears therein and substituting in lieu thereof, in each case, the phrase “30 days”.

(e)                      Section 5.02(e) is hereby amended by (i) deleting the “; and” appearing at the end of clause (v) contained therein, (ii) deleting the period appearing at the end of clause (vi) contained therein and substituting in lieu thereof “; and” and (iii) inserting therein immediately after the clause (vi) contained therein the following clause (vii):

“(vii)                     the winding up or dissolution of any Subsidiary so long as (A) all assets of such Subsidiary are transferred to the Borrower or another Subsidiary (other than any Excluded Subsidiary) prior to, or simultaneously with, such winding up or dissolution and (B) if such Subsidiary is a Guarantor, all assets of such Subsidiary are transferred to the Borrower or another Guarantor.”

(f)                        Section 5.02(f) is hereby amended by (i) deleting the “; and” appearing at the end of clause (viii) contained therein and substituting in lieu thereof a semi-colon, (ii) deleting the period appearing at the end of clause (ix) contained therein and substituting in lieu thereof “; and” and (iii) inserting therein immediately after the clause (ix) contained therein the following clause (x):

“(x)                             Investments in Excluded Subsidiaries in an amount not to exceed $50,000,000 in the aggregate.”

(g)                     Section 5.02(o) is hereby amended by inserting in clause (i) contained therein immediately after the word “Person” contained therein the following parenthetical:

“(other than to the Collateral Agent pursuant to the Loan Documents)”

(h)                     Section 6.01(c) is hereby amended by (i) deleting the cross reference to “Section 5.01(e), (f), (i), (j), (m) or (p)” contained therein and substituting in lieu thereof “Section 5.01(e), (f), (i), (j), (l) or (n)” and (ii) deleting the cross reference to “Section 5.02(p)” contained in the proviso thereto and substituting in lieu thereof “Section 5.02(o)”.

SECTION 4.                                Consent.  Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 6(b) below, the Required Lenders hereby consent to the release of Speedbird Aviation, LLC, an Indiana limited liability company, from its obligations under the Guaranty and the Security Agreement.

SECTION 5.                                Amendment to Security Agreement.  Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 6(b) below, Section 11(a) of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“Each Grantor will keep the Inventory of such Grantor (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 9(b).”

SECTION 6.                            Conditions of Effectiveness of Amendments.

(a)                      Sections 1 and 2 of this Amendment and the amendments to the Credit Agreement set forth therein shall become effective on the date (the “Increase Effective Date”) when each of the conditions set forth in this Section 6 shall have been satisfied:

(i)                                    Execution of Counterparts.  The Paying Agent shall have received counterparts of (i) this Amendment executed by (A) the Borrower, (B) each Increasing Lender and (C) each Additional Lender and (ii) the consent attached hereto (the “Consent”) executed by each Guarantor.

(ii)                                 Payment of Fees and Expenses.  The Borrower shall have paid (i) to the Arranger for its own account such fees as have been separately agreed in writing between the Borrower and the Lead Arranger and (ii) all costs and expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred by the Lead Arranger, Bank of America, as Syndication Agent, and National City, as Co-Administrative Agent in connection with the preparation, negotiation and execution of this Amendment or otherwise required to be paid under the Loan Documents and remaining outstanding on or prior to the date of this Amendment, in each case for which the invoice for such fees and expenses shall have been presented to the Borrower.

(iii)                              Corporate Authorizations, Etc.  The Lead Arranger shall have received:

(A)                              Certified copies of the resolutions of the board of directors or of the members or managers of each Loan Party approving the Amendment, the incurrence or guarantee (as applicable) of the increase of the Term A Advances and Revolving Credit Advances pursuant to Section 2.17 of the Credit Agreement, the other transactions contemplated hereby and each of the documents necessary to effect the Amendment to which it is or is to be a party and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Amendment, the transactions contemplated hereby and each such other document.

(B)                                A copy of a certificate of the Secretary of State of the jurisdiction of incorporation or organization of each Loan Party, dated reasonably near the effective date of this Amendment, certifying (A) as to a true and correct copy of the charter, articles of incorporation or articles of organization, as the case may be (“Organizational Documents”) of such Loan Party and each amendment thereto on file in such Secretary’s office and (B) that (1) such amendments are the only amendments to such Loan Party’s Organizational Documents on file in such Secretary’s office, (2) if applicable, such Loan Party has paid all franchise taxes to the date of such certificate and (C) such Loan Party is duly incorporated or organized and in good standing or presently subsisting under the laws of the State of the jurisdiction of its incorporation or organization.

(C)                                A copy of a certificate of the Secretary of State of each jurisdiction reasonably requested by the Lead Arranger, dated reasonably near the effective date of this Amendment, stating that a Loan Party is duly qualified and in good standing as a foreign entity in such State and has filed all annual reports required to be filed to the date of such certificate.

(D)                               A certificate of each Loan Party, signed on behalf of such Loan Party by a Responsible Officer, dated the effective date of this Amendment (the statements made in which certificate shall be true on and as of the effective date of this Amendment), certifying as to (A) the absence of any amendments to the Organizational Documents of such Loan Party since the date of the Secretary of State’s certificate referred to in clause (B) above, (B) a true and correct copy of the bylaws or operating agreement, as applicable, of such Loan Party as in effect on the date on which the resolutions referred to in clause (A) above were adopted and on the effective date of this Amendment, (C) the due incorporation/organization and good standing or valid existence of such Loan Party as a corporation or limited liability company organized under the laws of the jurisdiction of its incorporation or organization, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the effective date of this Amendment and (E) the absence of any event occurring and continuing, or resulting from the Amendment, the full drawing of the Additional Term A Borrowing or the outstandings under the Revolving Credit Facility, that constitutes a Default.

(E)                                 A certificate of a Responsible Officer of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign the Amendment, the Consent and the other documents to be delivered hereunder to which it is or is to be a party.

(iv)                              Indenture Compliance Certificate.  The Lead Arranger shall have received a certificate signed by the Chief Financial Officer of the Borrower certifying that, after giving pro forma effect to the full drawing of the Additional Term A Borrowing and the outstandings under the Revolving Credit Facility, the Borrower is in compliance with the covenants (including restrictions on liens and debt) set forth in the Related Documents and each other indenture to which the Borrower is a party (together with calculations in detail reasonably satisfactory the Lead Arranger).

(v)                                 Legal Opinions.  The Lead Arranger shall have received favorable opinions of Barrett & McNagny, LLP and Greenberg Traurig, LLP, counsel for the Loan Parties, addressed to the Lead Arranger, the Administrative Agents, the Revolving Credit Lenders and the Term A Lenders party hereto, as to such matters as the Administrative Agents or the Lead Arranger may reasonably request, including the matters addressed in Exhibits G-1 and G-2 to the Credit Agreement.

(vi)                             Solvency Certificate.  The Lead Arranger shall have received a certificate, in substantially the form of Exhibit F to the Credit Agreement, signed by the Chief Financial Officer or another Responsible Officer of each Loan Party attesting to the Solvency of each Loan Party individually and together with its Subsidiaries, taken as a whole, before and after giving effect to the Amendment.

(vii)                           Borrowing Base Certificate.     The Lead Arranger shall have received a certificate signed by the Chief Financial Officer of the Borrower, the statements in which shall be true, certifying that, after giving pro forma effect to the full drawing of the Additional Term A Borrowing and the outstandings under the Revolving Credit Facility, the aggregate of (x) 85% of the book value of accounts receivables that constitute Collateral and (y) 65% of the book value of inventory that constitutes Collateral exceeds the sum of (x) aggregate principal amount outstanding under the Revolving Credit Facility (including outstanding Letters of Credit and Swing Line Advances) and the Term A Facility plus (y) the aggregate amount of obligations outstanding under Secured Cash Management Agreements plus (z) the aggregate Agreement Value of all Secured Hedge Agreements at such time.

(viii)                       Financial Covenant Certificate.  The Lead Arranger shall have received a certificate signed by the Chief Financial Officer of the Borrower, the statements in which shall be true, certifying that, after giving pro forma effect to the full drawing of the Additional Term A Borrowing and the outstandings under the Revolving Credit Facility, the Borrower is in compliance with the covenants set forth in Section 5.04 of the Credit Agreement.

(b)                     Sections 2, 3 and 4 of this Amendment and the amendments to the Credit Agreement contemplated thereby shall become effective on the date when the Paying Agent shall have received counterparts of (i) this Amendment executed by (A) the Borrower and (B) the Required Lenders, the calculation of which shall exclude, for greater certainty, each Lender that executes this Amendment in the capacity of an “Additional Term A Lender” or “Additional Revolving Credit Lender”, and (ii) the consent attached hereto (the “Consent”) executed by each Guarantor.

SECTION 7.                                Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)                      On and after the effectiveness of this Amendment, each reference in the Credit Agreement and the Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement or the Security Agreement, as applicable, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “the Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement or the Security Agreement, as applicable, shall mean and be a reference to the Credit Agreement and the Security Agreement, as applicable, in each case, as amended by this Amendment.

(b)                     The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment) are, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment).

(c)                      The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Paying Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

SECTION 8.                                Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or other electronic transmission (i.e. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.                                Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

STEEL DYNAMICS, INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President

[Amendment No. 3]

BANC OF AMERICA SECURITIES LLC,
as a Lead Arranger

By:	/s/ Otis Ku
	Name:	Otis Ku
	Title:	Vice President

BANK OF AMERICA, N.A.,
as a Revolving Credit Lender and as a Term A Lender

By:	/s/ David McCauley
	Name:	David McCauley
	Title:	Principal

BANK OF AMERICA, N.A.,
as an Increasing Revolving Lender and
an Increasing Term A Lender

By:	/s/ David McCauley
	Name:	David McCauley
	Title:	Principal

ABN AMRO BANK NV,
as a Revolving Credit Lender and
Term A Lender

By:	/s/ Mark Allen Smith
	Name:	Mark Allen Smith
	Title:	Managing Director

By:	/s/ Ece Bennett
	Name:	Ece Bennett
	Title:	Director

NATIONAL CITY BANK,
as Administrative Agent

By:	/s/ David G. McNeely
	Name:	David G. McNeely
	Title:	Senior Vice President

NATIONAL CITY BANK,
as a Revolving Credit Lender and as a Term A Lender

By:	/s/ David G. McNeely
	Name:	David G. McNeely
	Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Rosalie C. Hawley
	Name:	Rosalie C. Hawley
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Revolving Credit Lender and as a Term A
Lender

By:	/s/ Rosalie C. Hawley
	Name:	Rosalie C. Hawley
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Increasing Revolving Credit Lender and an Increasing Term A Lender

By:	/s/ Rosalie C. Hawley
	Name:	Rosalie C. Hawley
	Title:	Vice President

ABN AMRO BANK NV,
as an Increasing Revolving Credit Lender and
Increasing Term A Lender

By:	/s/ Mark Allen Smith
	Name:	Mark Allen Smith
	Title:	Managing Director

By:	/s/ Ece Bennett
	Name:	Ece Bennett
	Title:	Director

BMO CAPITAL MARKETS FINANCING, INC., as an Increasing Revolving Credit Lender and Increasing Term A Lender

By:	/s/ Thomas A. Batterham
	Name:	Thomas A. Batterham
	Title:	Managing Director

BMO CAPITAL MARKETS FINANCING, INC., as a Revolving Credit Lender and Term A Lender

By:	/s/ Thomas A. Batterham
	Name:	Thomas A. Batterham
	Title:	Managing Director

CITIBANK, N.A., as a Revolving Credit Lender and a Term A Lender

By:	/s/ Peter Olnowich
	Name:	Peter Olnowich
	Title:	Vice President

Export Development Canada, as a Term A Lender

By:	/s/ Matthew Devine
	Name:	Matthew Devine
	Title:	Asset Manager

By:	/s/ Howard Clysdale
	Name:	Howard Clysdale
	Title:	Portfolio Manager

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a Revolving Credit Lender

By:	/s/ Larry Jen-Yu Lai
	Name:	Larry Jen-Yu Lai
	Title:	SAVP & Deputy General Manager

FIRST COMMONWEALTH BANK, as an existing Term A Lender

By:	/s/ C. Forrest Tefft
	Name:	C. Forrest Tefft
	Title:	Senior Vice President

FIRST COMMONWEALTH BANK, as an additional Revolving Credit Lender and an Increasing Term A Lender

By:	/s/ Anthony M. Cardone
	Name:	Anthony M. Cardone
	Title:	Vice President

FIRSTMERIT BANK, N.A., as a Revolving Credit Lender and a Term Loan A Lender

By:	/s/ Edward Yannayon
	Name:	Edward Yannayon
	Title:	Senior Vice President

GOLDMAN SACHS CREDIT PARTNERS, L.P., as an Increasing Revolving Credit Lender and Increasing Term A Lender

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

Hua Nan Commerical Bank, Ltd. New York Agency, as an Additional Revolving Credit Lender and Additional Term A Lender

By:	/s/ Henry Hsieh
	Name:	Henry Hsieh
	Title:	Assistant Vice President

KEYBANK NATIONAL ASSOCIATION, as a Term A Lender

By:	/s/ Suzannah Harris
	Name:	Suzannah Harris
	Title:	Vice President

MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Credit Lender and Term A Lender

By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Vice President

MORGAN STANLEY SENIOR FUNDING, INC., as an Increasing Revolving Credit Lender and Increasing Term A Lender

By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Credit Lender and Term A Lender

By:	/s/ Louis K. McLinden
	Name:	Louis K. McLinden
	Title:	Vice President

RAYMOND JAMES BANK, as a Revolving Credit Lender and a Term A Lender

By:	/s/ Joseph A. Ciccolini
	Name:	Joseph A. Ciccolini
	Title:	Vice President - Senior Corporate Banker

RBS CITIZENS, NATIONAL ASSOCIATION, as a Term A Lender

By:	/s/ André Nazareth
	Name:	André Nazareth
	Title:	Senior Vice President

SUNTRUST BANK, as an Additional Revolving Credit Lender and Additional Term A Lender

By:	/s/ J. Matthew Rowand
	Name:	J. Matthew Rowand
	Title:	Vice President

TD BANKNORTH, N.A., as a Term A Lender

By:	/s/ James J. Riley
	Name:	James J. Riley
	Title:	Managing Director

UNION BANK OF CALIFORNIA, N.A., as an additional Revolving Credit Lender and an Increasing Term A Lender

By:	/s/ David Thurber
	Name:	David Thurber
	Title:	Vice President

U.S. BANK, N.A., as a Term A Lender

By:	/s/ Karen Meyer
	Name:	Karen Meyer
	Title:	Vice President

Schedule I

COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Lender	Additional Term A Commitment	Increase in Revolving Credit Commitment	Revolving Credit Commitment	Domestic Lending Office	Eurodollar Lending Office
Bank of America N.A.	$17,247,706	$22,752,294	N/A	On file with the Paying Agent	On file with the Paying Agent
Wells Fargo, N.A.	$17,247,706	$22,752,294	N/A	On file with the Paying Agent	On file with the Paying Agent
First Commonwealth Bank	$12,935,780	$17,064,220	N/A	On file with the Paying Agent	On file with the Paying Agent
SunTrust Bank	$12,935,780	N/A	$17,064,220	On file with the Paying Agent	On file with the Paying Agent
Morgan Stanley Senior Funding, Inc.	$8,623,853	$11,376,147	N/A	On file with the Paying Agent	On file with the Paying Agent
ABN Amro Bank	$6,467,890	$8,532,110	N/A	On file with the Paying Agent	On file with the Paying Agent
BMO Capital Markets	$6,467,890	$8,532,110	N/A	On file with the Paying Agent	On file with the Paying Agent
Union Bank of California	$6,467,890	N/A	$8,532,110	On file with the Paying Agent	On file with the Paying Agent
Goldman Sachs Credit Partners L.P.	$4,311,927	$5,688,073	N/A	On file with the Paying Agent	On file with the Paying Agent
Hua Nan Bank	$1,293,578	N/A	$1,706,422	On file with the Paying Agent	On file with the Paying Agent
Total	$94,000,000	$96,697,248	$27,302,752

CONSENT

Dated as of March 31, 2008

Each of the undersigned, as Guarantor under the Amended and Restated Subsidiary Guaranty and Grantor under the Amended and Restated Security Agreement (as amended by the Amendment No. 3 to the Credit Agreement and Amendment No. 1 to the Security Agreement dated as of the date hereof), for the benefit of the Paying Agent and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each of the Amended and Restated Subsidiary Guaranty and Amended and Restated Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Amended and Restated Subsidiary Guaranty and Amended and Restated Security Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

This Consent shall be governed by, and construed in accordance with, the laws of the State of New York

SDI INVESTMENT COMPANY

By	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: President

NEW MILLENNIUM BUILDING SYSTEMS, LLC

By: Steel Dynamics, Inc., its sole member

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

STEEL DYNAMICS SALES NORTH AMERICA, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

ROANOKE ELECTRIC STEEL CORPORATION

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

SHREDDED PRODUCTS, LLC
By: ROANOKE ELECTRIC STEEL CORPORATION, MANAGER AND SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

JOHN W. HANCOCK, JR., LLC
By: ROANOKE ELECTRIC STEEL CORPORATION, MANAGER AND SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

NEW MILLENNIUM BUILDING SYSTEMS, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

SOCAR OF OHIO, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

STEEL OF WEST VIRGINIA, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

SWVA, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

MARSHALL STEEL, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

STEEL VENTURES, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

SHREDDED PRODUCTS II, LLC
By: STEEL DYNAMICS, INC.,MANAGER AND SOLE MEMBER
By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

THE TECHS INDUSTRIES, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

ADMETCO, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

AUBURN INVESTMENT COMPANY, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

CAPITOL CITY METALS, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

CAROLINA INVESTMENT COMPANY, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

GLOBAL SHREDDING TECHNOLOGIES, LTD., LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

INDUSTRIAL SCRAP CORPORATION

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

INDUSTRIAL SCRAP, LLC

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

JACKSON IRON & METAL COMPANY, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

LUCKY STRIKE METALS, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

MICHIGAN PROPERTIES ECORSE, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

OMNISOURCE BAY CITY, LLC
By: JACKSON IRON & METAL COMPANY, INC., SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

OMNISOURCE ATHENS DIVISION, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

OMNISOURCE CORPORATION

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

OMNISOURCE INDIANAPOLIS, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

OMNISOURCE MEXICO, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

OMNISOURCE TRANSPORT, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

OMNISOURCE, LLC

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

RECOVERY TECHNOLOGIES, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

SCIENTIFIC RECYCLING GROUP, LLC
By: OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

SUPERIOR ALUMINUM ALLOYS, LLC

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President